SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒  Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy statement

☒	Definitive proxy statement

☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2006

9:00 A.M. PACIFIC TIME

TO THE STOCKHOLDERS OF CARDIOVASCULAR BIOTHERAPEUTICS, INC.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of CardioVascular BioTherapeutics, Inc., a Delaware corporation (the “Company”), will be held on Monday, May 22, 2006, at 9:00 a.m., Pacific Time, at Red Rock Casino, Resort & Spa, 11011 W. Charleston Blvd., Las Vegas, Nevada 89135, for the following purposes:

1.	To elect directors to serve until the 2007 Annual Meeting of Stockholders;

2.	To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent registered public accounting firm of the Company for the year ending December 31, 2006;

3.	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The foregoing business items are more fully described in the following pages which are made part of this Notice. Stockholders of record at the close of business on Friday, March 31, 2006, may attend and vote at the Annual Meeting. If you will not be attending the meeting, we request you vote your shares as promptly as possible. You may mark your votes, date, sign and return the Proxy or voting instruction form in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.

Daniel C. Montano

Chairman

Board of Directors

Las Vegas, Nevada

April 19, 2006

IMPORTANT: Regardless of whether you plan to attend the Annual Meeting, you are requested to promptly complete, sign, date, and return the enclosed Proxy in the envelope provided.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Corporate Headquarters

1635 Village Center Circle

Suite 250

Las Vegas, Nevada 89134

(702) 248-1174

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

The enclosed Proxy is solicited on behalf of CardioVascular BioTherapeutics, Inc. (the “Company”) for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, May 22, 2006, at 9:00 a.m., Pacific Time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Red Rock Casino, Resort & Spa, 11011 W. Charleston Blvd., Las Vegas, Nevada 89135.

These proxy solicitation materials, which include the Proxy Statement, Proxy, and our Annual Report on Form 10-K for the year ended December 31, 2005, were first mailed on or about April 19, 2006, to all stockholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Stockholders of record at the close of business on March 31, 2006 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. Presence in person or by Proxy of a majority of the shares of Common Stock outstanding on the Record Date is required for a quorum. As of the close of business on the Record Date, 123,988,714 shares of Common Stock, par value of $0.001 per share, were issued and outstanding and were the only class of voting securities outstanding.

Revocability of Proxies

Properly executed and unrevoked proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. Where no instructions are specified, the proxies will be voted in favor of all proposals set forth in the Notice of Meeting.

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

•	filing a written notice of revocation with our Secretary at our principal executive office at 1635 Village Center Circle, Suite 250, Las Vegas, Nevada, 89134.

•	filing with our Secretary at our principal executive office at 1635 Village Center Circle, Suite 250, Las Vegas, Nevada, 89134 a properly executed proxy showing a later date; or

•	attending the meeting and voting in person by ballot.

Our Voting Recommendations

The Board of Directors recommends that you vote:

•	“FOR” the Nominees to serve as directors until the 2007 Annual Meeting of Stockholders;

•	“FOR” the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent registered public accounting firm of the Company for the year ending December 31, 2006.

Voting and Solicitation

Each share of Common Stock outstanding on the Record Date of March 31, 2006, will be entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Shares of Common Stock represented by properly dated, executed, and returned Proxies will, unless such Proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed Proxies will be voted: (i) FOR the election of each of the Company’s nominees for director; and (ii) FOR the ratification of the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent registered public accounting firm of the Company for the year ending December 31, 2006. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

We will pay the costs of soliciting Proxies from stockholders, including the preparation, assembly, printing and mailing of proxy solicitation materials. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward these materials to the beneficial owners of Common Stock. We may reimburse brokerage firms and other such persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the directors, officers and employees of the Company, without additional compensation, personally or by telephone, telegram, letter, e-mail or facsimile.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

The Delaware Supreme Court has held that, while broker non-votes should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Deadline For Receipt Of Stockholder Proposals

Stockholders may submit proposals that they believe should be voted upon at an Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), some stockholder proposals may be eligible for inclusion in our 2007 Proxy Statement. Any such stockholder proposals must be submitted in writing to the attention of the Secretary,

CardioVascular BioTherapeutics, Inc., 1635 Village Center Circle, Suite 250, Las Vegas, Nevada 89134, no later than December 23, 2006. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2007 Proxy Statement. If a stockholder gives notice of a proposal after the deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2007 Annual Meeting.

Certain Financial Information and Certifications

Please take note that the Company’s financial statements and related information as well as the required certifications as promulgated by the Sarbanes-Oxley Act are as set forth in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 31, 2006, and are incorporated herein by this reference. A copy of the Annual Report on Form 10-K is enclosed with this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Our Board of Directors is currently composed of eleven (11) members. Our Bylaws provide for a minimum of four (4) and a maximum of eleven (11) members of the Board of Directors. The members of the Board of Directors are elected at each Annual Meeting of Stockholders to hold office until the next Annual Meeting. The term for all of the current directors will expire at the 2006 Annual Meeting of Stockholders and thus each are nominated for re-election (“Nominees”). Daniel C. Montano is the father of Alexander G. Montano. There are no other family relationships among any directors or executive officers, including the Nominees.

Unless otherwise instructed, the holders of Proxies solicited by this Proxy Statement will vote the Proxies received by them for the Nominees. Directors are elected by a plurality (excess of votes cast over opposing nominees) of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by signed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason that any of the Nominees will be unable or will decline to serve as directors. The Board of Directors recommends a vote “FOR” the election of the Nominees.

The names of the members of our Board of Directors, their ages as of March 31, 2006 and certain information about them, are set forth below.

Name	Age	Position(s)
Daniel C. Montano	57	Chairman of the Board of Directors, President, Chief Executive Officer and Co-Founder

John (Jack) W. Jacobs, Ph.D.	56	Director, Vice President, Chief Operating Officer, and Chief Scientific Officer

Mickael A. Flaa	53	Director, Vice President, Treasurer and Chief Financial Officer

Thomas Stegmann, M.D.	58	Director, Co-Founder and Chief Clinical Officer

Wolfgang Priemer, Ph.D.	66	Director

Alexander G. Montano	35	Vice Chairman of the Board of Directors

Thomas L. Ingram	51	Director

Robert Levin	74	Director

Gary B. Abromovitz	62	Director

Joong Ki Baik	51	Director

Grant Gordon	44	Director

Daniel C. Montano is a co-founder of our company and has been Chairman of the Board, President and Chief Executive Officer since 1998. Mr. Montano is also currently the Chairman of the Board, President and Chief Executive Officer of Phage Biotechnology Corporation, an affiliated biotechnology company that manufactures recombinant protein drugs and is our sole supplier of Cardio Vascu-Grow™ and he has been a member of the Board of Directors for Cardio Phage International since 1998, an affiliated company with which we have a distribution agreement for future products. From 1981 until 2004, he was also a member of the Board of Directors of Helen of Troy, Ltd, a corporation whose shares are publicly traded. He received his MBA from the University of Southern California and his undergraduate degree from California State University, Los Angeles. He is the father of Alexander G. Montano, one of our directors.

John (Jack) W. Jacobs, Ph.D. has served as our Vice President, Chief Scientific Officer and Chief Operating Officer since April 2000 and director since February 16, 2005. He has been a member of the Board of Directors for Cardio Phage International since 1998. He has held similar positions with Phage Biotechnology Corporation since April 2000. From September 1989 to April 2000, Dr. Jacobs was Director of Basic Research at the Hitachi Chemical Research Center in Irvine, California. At the same time, Dr. Jacobs was a Professor (adjunct) of Biological Chemistry at University of California, Irvine’s College of Medicine. Prior to joining Hitachi, from December 1984 to September 1989, Dr. Jacobs worked for Merck & Co. Inc. as the head of its Department of Biological Chemistry at the Merck Sharp & Dohm Research Laboratories in West Point, Pennsylvania. From August 1981 to December 1984, he served as Assistant Professor of Medicine and Biochemistry at the University of Texas Health Center. Dr. Jacobs received his Ph.D. in molecular biology from the Washington University School of Medicine in 1978 in St. Louis, Missouri, and his undergraduate degree in Chemistry from Davidson College. He dedicates approximately 40% of his time to our business and the balance to Phage Biotechnology Corporation, an affiliate of ours that is our sole supplier of Cardio Vascu-Grow™.

Mickael A. Flaa is a consultant who has served as our Treasurer, Vice President and Chief Financial Officer since June 2003 and director since February 16, 2005. He has held the position of Chief Financial Officer with Phage Biotechnology Corporation since June 2003. He has been a member of the Board of Directors for Cardio Phage International since May 2005. He served as Interim Chief Financial Officer on a consulting basis for Breakaway Solutions, Inc., a public company, from February 2001 to 2002. From October 2000 to March 2002, Mr. Flaa served on the Board of Directors of UniCapital Corporation, a public company. From January 1999 to March 2000, he served as Chief Financial Officer and was a member of the Board of Directors for Sunbelt Integrated Trade Services, Inc. From May 1977 to January 1999, Mr. Flaa held various management positions with KPMG Peat Marwick LLP and in 1990 was elected to partnership. He is involved in the management and/or Board of Directors of Onnam Gaming, Phage Biotechnology Corporation, Cardio Phage International, and Gestalt, LLC. Mr. Flaa received his undergraduate degree from Central Washington University. Mr. Flaa serves in a similar capacity with Phage Biotechnology Corporation, an affiliate of ours that is our sole supplier of Cardio Vascu-Grow™.

Thomas Stegmann, M.D. is a co-founder and director and has served as our Chief Clinical Officer since 1998. From December 1984 through December 31, 2005, he held the position of Professor of Surgery and Director of the Department for Thoracic and Cardiovascular Surgery at the Fulda Medical Center in Germany. He is also a member of the faculty of Hannover Medical School in Germany. Dr. Stegmann is the cardiac surgeon who pioneered the procedure upon which our company is founded. He received his medical degree from Heidelberg University, Heidelberg, Germany.

Wolfgang Priemer, Ph.D., is a co-founder and has been a member of the Board of Directors of the company since inception. For the past eight years, he has been a private venture capitalist specializing in life sciences, biotechnology, and advanced technology businesses. Prior to that, since 1969 he had been an executive officer of several companies in Europe. Dr. Priemer received his Masters Degree in Industrial Engineering and Business Administration from the University of Darmstadt and his Ph.D. in Marketing from the University of Fribourg/Switzerland.

Alexander G. Montano has been a member of our Board of Directors since 1998 and Vice Chairman of our Board since February 16, 2005. Since February 1996, he has been the president and founder of C&K Capital Corporation, an international financial services company, as well as the President of C. K. Cooper & Company, an investment banking/securities brokerage firm. From 1992, until he founded C. K. Cooper & Company, Inc., Mr. Alexander Montano was in the securities business. He is the son of Daniel C. Montano, the Chairman of our Board. Mr. Alexander Montano also currently serves on the board of directors of Cubic Energy, Inc., a publicly traded oil and gas exploration and production company.

Thomas L. Ingram has been a member of our Board of Directors since 2005 and has been a private investor focusing on real estate, small business and certain securities transactions for more than five years. From

1982 to 1997, he had various positions at Troster Singer (a securities broker-dealer), including Head Over-the-Counter Trader/Office Manager from 1984 to 1997. He holds a B.S. in Business and Finance from Pepperdine University.

Robert Levin has been a member of our Board of Directors since 2005 and has been a retired businessman and investor since 1992. For the 30 years prior to that, he owned and operated a major recreational vehicle sales and service company in Southern California.

Gary B. Abromovitz has been a member of our Board of Directors since 2005. He serves as Lead Director, chair of the Compensation, Audit, Corporate Governance, and Conflict Resolution Committees, and is a member of the European Compliance Committee. He also chairs the Executive Session of Independent Directors. Mr. Abromovitz is Deputy Chairman of the Board and Lead Director of Helen of Troy Ltd., a public company. He Chairs the Compensation Committee, the Nominating and Governance Committee of Helen of Troy, Ltd. and is the former Chair of the Audit Committee of which he continues to be a member. He has been a Director of Helen of Troy, Ltd. since 1990. He is an attorney and has been a consultant to several law firms in business related matters including trade secrets, unfair competition and commercial litigation. He is also involved in real estate development, concentrating in industrial, commercial and historic properties.

Joong Ki Baik, has been a member of our Board of Directors since 2005 and since July 2000, has been Chief Executive Officer of Seoul Angels Group Inc., which raises venture capital funds for Korean companies. Since December 2000, he has also been Chief Executive Officer of Korea Bio-Development Corporation, which is involved in consulting and investing in Asian bio-ventures. From June 1997 to July 2000, he was the Executive Director of the Economic Research Department of the Korea Chamber of Commerce and Industry. From October 1978 to March 1998, he served as a researcher of economic and industrial trends for the Korea Chamber of Commerce and Industry. Prior to that, he worked at the Korea Exchange Bank. He has Masters Degrees in Economics from Yonsei University in Korea and University of York in England.

Grant Gordon, has been a member of our Board of Directors since 2005, he is a board member and President of Cardio Phage International and President and Principal of GHL Financial Services Ltd., an international financial services group registered in the British Virgin Islands. In 1998, Mr. Gordon became one of our co-founders and has since provided seed and venture capital for other such ventures.

Control Group

Daniel C. Montano, Thomas Stegmann, Wolfgang Priemer, Alexander G. Montano, Joong-Ki Baik and Grant Gordon (the “Control Group”) hold, in the aggregate, a significant majority approximately 80.71% of our voting power and they, as well as their designees, will continue to comprise a majority of our Board. They entered into a Controlling Stockholders Agreement on August 30, 2004 agreeing to vote their shares together. They have filed a Schedule 13D with the SEC to report their holding of our Common Stock as a group. As a result, we will not have a majority of independent directors on our Board and plan to continue with a majority of directors that include members of the Control Group or its designees. In addition, directors who are members or designees of the Control Group will continue to oversee the director nomination and executive compensation functions.

Board Meetings and Committees

The Board of Directors of the Company held a total of five (5) meetings during the fiscal year ended December 31, 2005; four in person, one telephonically. Each director is expected to attend each meeting of the Board of Directors and those Committees on which he serves. All incumbent directors attended all the meetings of the Board of Directors held during the fiscal year ending December 31, 2005. All incumbent directors are encouraged to attend the Annual Meeting of Stockholders. All incumbent directors attended the 2005 Annual Meeting of Stockholders. Certain matters were approved by the Board of Directors, or a Committee of the Board of Directors, by unanimous written consent. The Board of Directors has five standing committees, the Audit Committee, the Compensation Committee, the Corporate Governance Committee, the Nominating Committee and the European Compliance Committee. The members of our Committees are as follows:

Audit Committee	Compensation Committee	Corporate Governance Committee
Gary B. Abromovitz, Chair Thomas L. Ingram Robert Levin	Gary B. Abromovitz, Chair Thomas L. Ingram Robert Levin	Gary B. Abromovitz, Chair Thomas L. Ingram Robert Levin

Nominating Committee	European Compliance Committee	Conflicts Resolution Committee
Daniel C. Montano, Chair Thomas J. Stegmann, M.D. Wolfgang Priemer, Ph.D.	Wolfgang Priemer, Ph.D., Chair Gary B. Abromovitz	Gary B. Abromovitz, Chair Thomas L. Ingram Robert Levin Thomas J. Stegmann Wolfgang Priemer, Ph.D. Joong Ki Baik

Audit Committee

Pursuant to its charter, the Audit Committee reviews the results and scope of the annual audit and other services provided by our independent accountants, reviews and evaluates our control functions and monitors transactions between our employees, officers and directors and us. We believe that the composition of our audit committee will meet the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002 and SEC rules and regulations.

Compensation Committee

Pursuant to its charter, the Compensation Committee will provide assistance to the Board of Directors by designing, recommending to the Board of Directors for approval and evaluating our compensation plans, policies and programs, especially those regarding executive compensation; review and approve the compensation of our Chief Executive Officer and other officers and directors; and will assist the Board of Directors in producing an annual report on executive compensation for inclusion in our proxy materials in accordance with applicable rules and regulations. We believe that the composition of our Compensation Committee meets the requirements for independence under the Sarbanes-Oxley Act of 2002 and SEC rules and regulations.

Nominating Committee

Pursuant to its charter, the Nominating Committee will nominate persons to serve on the board. None of the members of the Nominating Committee is independent. All are members of the Control Group. Control of the nominating process by the Control Group is an exception to independence requirements. The Control Group has no present intention to turn the nominating process over to independent board members.

Notwithstanding that the Control Group intends to control the nominating process for Board members, the Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors. In evaluating such nominations, the Nominating Committee will seek to achieve a balance of knowledge, experience and capability on the Board of Directors. In addition, the Nominating

Committee expects that members of the Board of Directors should have the highest professional and personal ethics and values; broad experience at the policy-making level in business, government, education, technology or the public interest; be committed to enhancing stockholder value; and have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties.

Any stockholder nominations proposed for the Nomination Committee to consider should include the nominee’s name and qualifications for Board membership, and the nominee’s consent to serve. It should be addressed to:

Corporate Secretary

CardioVascular BioTherapeutics, Inc.

1635 Village Center Circle, Suite 250

Las Vegas, Nevada 89134

The Nominating Committee will utilize a variety of methods for identifying and evaluating nominees for director. If vacancies on the Board of Directors are anticipated, or otherwise arise, the Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. Candidates will be evaluated at regular or special meetings of the Nominating Committee. As noted above, the Nominating Committee considers properly submitted stockholder nominations for candidates for the Board of Directors to be included in our proxy statement. Following verification of the stockholder status of people proposing candidates, recommendations will be considered together by the Nominating Committee at a meeting prior to the issuance of our proxy statement for the next annual meeting. If materials are provided by the stockholder in connection with the nomination of a director candidate, such materials will be reviewed by the Nominating Committee. As noted above, in evaluating all nominations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

Corporate Governance Committee

Pursuant to its charter, the Corporate Governance Committee will review and recommend corporate governance principles applicable to us, and evaluate board performance.

European Compliance Committee

The European Compliance Committee has been established to monitor the Company’s activities in Europe from the legal, regulatory and tax compliance perspectives.

Conflicts Resolution Committee

The Conflicts Resolution Committee has been established to act on behalf of the Company in discussions with parties for purposes of addressing existing or potential conflicts of interest with affiliated companies such as Phage Biotechnology Corporation (“Phage”) and Cardio Phage International (“CPI”). The committee is comprised of independent directors and directors having no affiliation with Phage or CPI. At any particular time, the needs of Phage, CPI or any other related party could cause one or more of our executive officers to devote such attention at the expense of devoting attention to us. In addition, matters may arise that place the fiduciary duties of these individuals in conflicting positions. Potential and actual conflicts will be resolved by the Conflicts Resolution Committee. Our Board of Directors vests the Conflicts Resolution Committee with the authority to make decisions for the Company with regard to transactions that pose conflicts of interest, which decision will be communicated to and transacted by the officers of the Company.

Availability of Committee Charters

The charters for our audit, nominating, compensation and corporate governance committees are available on our website www.cvbt.com.

Stockholder Communication with the Board

Stockholders who wish to communicate with the board, non-management directors as a group, a committee of the board or a specific director may do so by letters addressed in care of our Corporate Secretary at the address noted above. Letters will be reviewed by the Corporate Secretary and relayed to the addressees as appropriate.

The Board of Directors has requested that certain items unrelated to the duties and responsibilities of the Board not be relayed on to Directors. These include unsolicited marketing materials or mass mailings; unsolicited publications; surveys and questionnaires; resumes and other forms of job inquiries; and requests for business contacts or referrals. In addition, the Corporate Secretary may handle in his discretion any director communication that is an ordinary business matter including routine questions, complaints and comments, and related communications that can appropriately be handled by management.

Director Compensation

Our non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with attending board and committee meetings. Each Non-Employee Director is paid $5,000 per board meeting.

Each committee member, except for the lead independent director and committee chairs, is paid $1,000 for each committee meeting attended. There is no annual retainer paid to any director. The Chair of the Audit Committee is paid an annual fee of $40,000. The Lead Independent Director presides over Executive Sessions of the Independent Directors, chairs the Compensation and Governance committees and perform the duties required by those positions in addition to his duties as Lead Independent Director. The Lead Independent Director is paid an annual fee of $60,000, but is not paid any additional sum for his role as Chair of the Compensation and Corporate Governance Committees. The Chair of our European compliance committee is paid an annual fee of $60,000. After the effective date of the initial public offering, and after compliance with all State and Federal securities regulations, each non-employee director received a fully vested option to purchase 50,000 shares of our Common Stock at the initial public offering price.

The table below reflects the compensation paid to Non-Employee directors in 2005:

Director Compensation Table

	Fees Earned or Paid in Cash ($) (A)	Stock Awards ($) (B)	Option Awards (#) (C)	Non-Stock Incentive Plan Compensation ($) (D)	All Other Compensation ($) (E)
Non-Employees:
Gary B. Abromovitz (1)	94,997	—	50,000	—	6,585
Thomas L. Ingram (2)	24,000	—	50,000	—	6,631
Robert Levin (2)	24,000	—	50,000	—	5,220
Dr. Wolfgang Priemer (3)	60,000	—	50,000	—	—
Alexander G. Montano	20,000	—	50,000	—	3,492
Joong-Ki Baik	20,000	—	50,000	—	1,522
Dr. Thomas J. Stegmann	20,000	—	—	—	—
Grant Gordon	20,000	—	50,000	—	—
Mickael A. Flaa	20,000	—	50,000	—	157

Employees:
Jack Jacobs, Ph.D. (4)	—	—	—	—	2,750
Daniel C. Montano (4)	—	—	—	—	10,140

(A)	Includes director and committee member fees paid to non-employee directors.
(B)	No stock was awarded in 2005.
(C)	Options were issued to non-employee directors in 2005 as set forth in the table, pursuant to the 2004 Stock Plan except for Dr. Stegmann who received his option in 2006.
(D)	There were no non-stock incentive plan compensation awards in 2005.
(E)	The composition of the Board is made up of directors residing in Europe, Asia, and the United States. Generally, two Board Meetings are held outside of the United States each year. The Company has a policy that allows the spouse of a Director to accompany the Director on travel to two Board Meetings per year. The cost of travel is a benefit charged as compensation to the Director.

(1)	Lead Independent Director and is paid an annual retainer of $60,000. He is Chair of the Audit Committee and is paid an annual retainer of $40,000 for those duties. In addition, he is Chair of the Compensation Committee, the Corporate Governance Committee, and the Conflict Resolution Committee and is a member of the European Compliance Committee. He is not paid any compensation as Chair or member of these committees. He presides as Chair at Executive Sessions of the Independent Directors.
(2)	Member of the Audit, Compensation, Corporate Governance, and Conflict Resolution Committees.
(3)	Chair of the European Compliance Committee, paid an annual retainer of $60,000. In 2005, his chair fee was pro-rated commencing in the month of May and amounted to $40,000 for the year. He is also a member of the Conflict Resolution Committee.
(4)	Employee directors are not compensated separately for attending Board or committee meetings.

Vote Required; Recommendation of Board of Directors

The nominee receiving the highest number of affirmative votes for each board seat shall be elected as a director. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business but have no other legal effect under Delaware law. The Board of Directors has been advised by the Control Group described on page 6 hereof that it intends to vote FOR each of the Nominees in Proposal No. 1, thereby assuring that each of them will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE NOMINEE SET FORTH ABOVE

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Singer Lewak Greenbaum & Goldstein LLP as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2006. We are submitting our selection of independent registered auditors for ratification by stockholders at our Annual Meeting.

A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such person desires to do so. Such representative is expected to be available to respond to appropriate questions.

Required Vote; Recommendation of the Board of Directors

Ratification of the Board’s appointment of Singer Lewak Greenbaum & Goldstein LLP requires the affirmative vote of a majority of the Votes Cast. In the event the stockholders do not approve the selection of Singer Lewak Greenbaum & Goldstein LLP, the appointment of the independent registered public accounting firm will be reconsidered by the Board of Directors and the Audit Committee. Even if the selection is ratified, the Board of Directors and the Audit Committee, in their discretion, may change the appointment at any time if it is determined that such a change would be in the best interests of CardioVascular BioTherapeutics, Inc. and its stockholders. The Board of Directors has been advised by the Control Group described on page 6 hereof that it intends to vote FOR Proposal No. 2, thereby assuring its passage.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of April 3, 2006 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) by each director, (iii) by each of our named executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the address for each person is 1635 Village Center Circle, Suite 250, Las Vegas, Nevada 89134. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated in the footnotes to the table, and subject to community property laws, where applicable, the persons and entities identified in the table below have sole voting and investment power with respect to all shares beneficially owned. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes shares of Common Stock underlying options or warrants held by such person that are exercisable within 60 calendar days of April 3, 2006, but excludes shares of Common Stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 123,988,714 shares of Common Stock outstanding as of April 3, 2006.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	%
Daniel C. Montano(1) (12)	30,637,750	24.71%
Thomas Stegmann, M.D. (2) (12)	30,072,500	24.24%
Wolfgang Priemer, Ph.D. (3) (12)	15,050,000	12.13%
Grant Gordon (4) (12)	8,050,000	4.94%
Alexander G. Montano (5) (12)	6,130,000	6.49%
Joong Ki Baik (6) (12)	10,331,782	8.33%
John (Jack) W. Jacobs, Ph.D.(7)	1,395,000	1.12%
Thomas L. Ingram (8)	670,000	*
Mickael A. Flaa (9)	500,000	*
Robert Levin (10)	150,000	*
Gary B. Abromovitz (11)	52,000	*
Kenneth A. Thomas, Ph.D.(12)	50,000	*
All Directors and Named Executives	103,091,115	81.86%
Control Group(13)	100,272,032	80.71%

*	Less than 1%.
(1)	Mr. Montano’s holdings include 630,000 shares held in the name of Qure Biopharmaceuticals, Inc. (“Qure”). Mr. Montano is a majority owner of Qure and has sole voting and investment power. His holdings also include 30,000,000 shares held in the name of Vizier Investment Capital. Mr. Montano owns 50% of Vizier Investment Capital and has sole voting and investing power over these shares. Principal address for Qure Biopharmaceuticals, Inc. is 24975 Heartwood Circle, Lake Forest, CA 92630 and Vizier Investment Capital Ltd. is 2877 Paradise Road, Unit 901, Las Vegas, NV 89109.
(2)	Dr. Thomas Stegmann owns 30,022,500 shares of Common Stock of the Issuer. He possesses voting and investment control over these shares. Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.
(3)	Wolfgang Priemer, Ph.D. owns 15,050,000 shares of Common Stock of the Issuer. He possesses voting and investment control over these shares. Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.
(4)	Mr. Gordon has voting and investment control over 8,000,000 shares held in the name of GHL Financial Services, Ltd., Principal address for GHL Financial Services Ltd. is Unit 411, Chyland Pioneer, Mandaluyong, Manila Phillippines. Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.
(5)

Alexander G. Montano controls C. K. Cooper & Co., Inc. which owns 4,000,000 shares of common stock of the Issuer; C. K. Cooper Capital Investment, which owns 100,000 shares; and C & K Capital Corporation, which owns 480,000 shares. Principal address for all of these entities is 18300 Von Karman Ave., Suite 700, Irvine, CA 92612. Alexander Montano has voting and investment control over all of these shares. Alexander Montano has voting power of 1,500,000 shares held in the name of Paladin Capital Management but does not have investment control with respect to these shares. Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.

(6)	Joong Ki Baik owns 100,000 shares of Common Stock of the Issuer in his own name and has voting and investment control over these shares. Mr. Baik and his wife jointly control Alhambra, Inc. which owns 1,431,782 shares. Mr. Baik and his wife have joint voting and investment control over the shares held in the name of Alhambra, Inc. Alhambra, Inc.’s Principal address is Unit 301 Gabriel 111 Condominium San Miguel Avenue, Ortigas Center, Pasig City, Phillippines. Cardio Korea Co. Ltd. owns 8,750,000 shares of Common Stock of the Issuer and Mr. Baik has voting and investment control over these shares. Principal address for Cardio Korea Co. Ltd. is Unit 411, Chyland Pioneer, Mandaluyong, Manila, Phillippines. Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.
(7)	Mr. Jacobs owns 395,000 shares of Common Stock in his own name and has voting and investment control over those shares. Includes 1,000,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.
(8)	Mr. Ingram owns 620,000 shares of Common Stock in his own name and has voting and investment control over these shares. Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.
(9)	Mr. Flaa holds voting and investment control over an immediately exercisable warrant to purchase 200,000 shares of Common Stock at $2.00 per share. Mr. Flaa also holds voting and investment control over an immediately exercisable warrant to purchase 250,000 shares of Common Stock at $10 per share. Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.
(10)	As trustee of the Robert Levin Trust, Mr. Levin has voting and investment control over 100,000 shares. Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.
(11)	Mr. Abromovitz has voting control over 2,000 shares held in the name of Klanco, L.L.C., an Arizona limited liability company, located at 213 W. Montebello Ave., Phoenix, AZ 85013. Mr. Abromovitz and his wife have voting and investment control over these shares. Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006.
(12)	Includes 50,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of April 3, 2006. Excludes 75,000 shares of Common Stock which may be issuable pursuant to vesting acceleration upon occurrence of certain events.
(13)	The Control Group consists of Daniel C. Montano, Thomas Stegmann, M.D., Wolfgang Priemer, Ph. D., Alexander G. Montano, Joong Ki Baik and Grant Gordon.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

None of our five named executive officers (NEO’s) presently serve under employment contracts. The following table sets forth summary information concerning compensation of our Chief Executive Officer and each of the other current executive officers during these fiscal years ended December 31, 2005, 2004 and 2003. We refer to these persons as our named executive officers.

SUMMARY NAMED EXECUTIVE OFFICER COMPENSATION TABLE

						Long Term Compensation
		Annual Compensation				Awards			Payouts
					Other Annual Comp- ensation($)	Restricted Stock Awards($)	Securities Underlying Options($)		LTIP Payouts($)	All Other Compensation
Name and Principal Position	Year	Salary($)		Bonus
Daniel C. Montano(2) President and Chief Executive Officer	2005 2004 2003	$431,538 286,154 210,000		0 0 0	0 0 0	0 0 0	0 0 0		0 0 0		$12,885 0 0	(2)

Mickael A. Flaa(1) (4) Chief Financial Officer	2005 2004 2003	$260,000 118,000 81,124		0 0 0	0 0 0	0 0 0	50,000 0 200,000	(4)	0 0 0		$5,110 0 0	(2)

John W. Jacobs(2) (3) Vice President, Chief Operating Officer and Chief Scientific Officer	2005 2004 2003	$207,787 126,000 73,616		0 0 0	0 0 0	0 0 0	0 0 0		0 0 0	$ $	11,162 6,000 0	(2)(3) (2)

Thomas Stegmann(1) (5) Chief Clinical Officer	2005 2004 2003	$379,250 258,000 60,000	(6) (6) (7)	0 0 0	0 0 0	0 0 0	0 0 0		0 0 0		$32,477 0 0	(5)

Kenneth A. Thomas(8) Vice President — Research and Development	2005 2004 2003	$186,970 14,588 0	(9) (10)	0 0 0	0 0 0	0 0 0	100,000 25,000 0		0 0 0		0 0 0

(1)	Mr. Flaa and Dr. Stegmann are not employees. Their compensation is paid in the form of consulting fees.
(2)	Includes travel for spouse of executive officers.
(3)	Vehicle allowance.
(4)	Stock options awarded during 2005.
(5)	One time perquisite for international income tax planning of $50,000 of which $32,477 was expended in 2005.
(6)	Dr. Stegmann was only paid $2,000 in 2004. $256,000 was accrued and paid in 2005. It is reported in this table when accrued.
(7)	Dr. Stegmann was paid $60,000 in 2005.
(8)	Mr. Thomas was a consultant from January 2004 until March 2005. He started his employment with Cardio in April 2005.
(9)	Includes consultant fees of $37,893 for 2005.
(10)	Consulting fees paid in 2004.

Executive Officers

Background regarding the NEO’s of the Company is set forth earlier under Proposal No. 1. except for Kenneth A. Thomas, Ph.D. which follows:

Dr. Thomas brings to the Company over two decades of experience at the Merck Research Laboratories in scientific research and pharmaceutical development of therapeutic proteins and small molecule enzyme inhibitors. His scientific and managerial expertise includes the areas of biological chemistry, molecular biology, cell biology and animal pharmacology spanning cardiology, endocrinology, dermatology, ophthalmology and oncology. He has served on The Journal of Biological Chemistry editorial board, co-organized national and international meetings on growth factors, angiogenesis, protein kinases and signal transduction, and has over 90 publications and 40 issued patents.

While at Merck, Dr. Thomas initiated, built and directed the preclinical biology programs leading to six angiogenic and anti-angiogenic development candidates. This work was based on his initial discovery and characterization of FGF-1 and research on functionally related angiogenic growth factors and their receptors.

Dr. Thomas received a B.S. degree in Chemistry from the University of Delaware and a Ph.D. in Biochemistry from Duke University followed by postdoctoral fellowships at the National Institutes of Health and Washington University in St. Louis.

Officers are appointed by and serve at the discretion of the Board of Directors.

Option/Warrant Grants in Last Fiscal Year

No warrants were granted to NEO’s in the fiscal years ended December 31, 2005. Pursuant to a compensation arrangement approved by the Board of Directors, options to purchase Common Stock were issued to our Chief Financial Officer, Mickael A. Flaa, in 2005 in his capacity as a non-employee director. Additionally, and in conjunction with his employment, options were issued to Kenneth A. Thomas, Ph.D., our Vice President of Research and Development in 2005. The following table sets forth information with respect to options to purchase Common Stock granted to our NEO’s during the fiscal year ended December 31, 2005.

Option Grants in 2005

	Number of Securities Underlying Option Granted	Percent of Total Options Granted to Employees(1)	Exercise Price per Share(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Mickael A. Flaa	50,000	24.9%	$10.00	8/17/2015	$41,607	$362,419
Kenneth A. Thomas	100,000	49.9%	$10.00	07/25/2015	$490,439	$1,398,274

(1)	Based on a total of 200,500 options granted to all officers and employees in the fiscal year ended December 31, 2005.
(2)	The exercise price of the options granted is equal to the initial public offering price of $10 as determined by our Board of Directors and was above the quoted market price of our stock on the date of grant.

The fair market value of the shares underlying the options granted to Michael A. Flaa on August 17, 2005 is $6.65, which is the closing price of August 16, 2005, the day before the date of grant.

The fair market value of the shares underlying the options granted to Kenneth A. Thomas on July 26, 2005 is $9.15, which is the closing price of July 25, 2005, the day before the date of grant.

The potential realizable value is calculated by assuming that the fair market value of our common stock which is the closing price on the day before the date of grant, increases from the date of grant of the option at assumed rates of stock appreciation of 5% and 10%, compounded annually over the 10 year term of the option, and subtracting from that result the total option exercise price. These assumed appreciation rates comply with the rules of the Securities and Exchange Commission and do not represent our prediction of the performance of our stock price.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (“10% Stockholders”) to file with the Securities and Exchange Commission (the “SEC”) reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors, and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons, except as set forth below the Company believes that through the Record Date its executive officers, directors, and 10% Stockholders have complied with all applicable Section 16(a) filing requirements. One Form 4 was filed late for Thomas Stegmann reporting one transaction. One Form 3 was filed late for Kenneth A. Thomas.

Ethical Considerations

We have adopted a Code of Business Conduct and a Code of Ethics for Senior Financial Officers. Copies of each are available on written request to the Secretary of the Company. A copy of our Code of Business Conduct is also available on our website www.cvbt.com.

RELATED PARTY TRANSACTIONS

We are a member of an affiliated group, through common management, which includes Phage Biotechnology Corporation or Phage, Cardio Phage International Inc., or CPI, Sribna Culya Biopharmaceuticals Inc., or Sribna, Proteomics Biopharmaceuticals Technologies Inc., or Proteomics, Zhittya Stem Cell Medical Research Company, Inc., or Zhittya, and Qure Biopharmaceuticals, Inc., or Qure, known collectively as the (“affiliates”). The common management of Phage and us spend an estimated 40% of their business time with each company and the remaining balance to other interests.

Our board has determined that, if any future conflicts of interest arise with affiliated companies, such conflicts will be resolved by our Independent Directors and Directors having no affiliation with the affiliated company in question, through a conflicts resolution committee which is constituted when necessary and is chaired by Gary B. Abromovitz.

Daniel C. Montano, John W. Jacobs and Mickael A. Flaa are, respectively, Chairman of the Board/Chief Executive Officer, Chief Operating Officer/Chief Scientific Officer, and Chief Financial Officer of both us and Phage. Mr. Flaa and Mr. Jacobs are on Phage’s board of directors. In addition, Alexander G. Montano, one of the Company’s current board members and the son of Daniel C. Montano, is also a board member of Phage. Daniel C. Montano is a principal stockholder in Cardio, Phage, Proteomics, Zhittya, Sribna, and Qure.

The following are the business activities performed by each affiliate:

•	Phage is a developer of recombinant protein pharmaceuticals; certain of the Company’s officers and directors as of March 31, 2006 control 38.4% of the outstanding common stock of Phage as of March 31, 2006. As of March 31, 2006, the Company owns 4.5% of the Common Stock of Phage;

•	CPI is a distributor for the future products for both Phage and us in locations throughout the world other than North America, Europe, Japan, and, with respect to us only, the Republic of Korea, China, and Taiwan. Cardio and Phage each own 43% of CPI and each is able to appoint 45% of CPI’s directors;

•	Sribna was developing a treatment for cancer utilizing cancer cell apoptosis;

•	Proteomics was developing a non-injection method for medical protein;

•	Zhittya was researching adult stem cells; and

•	Qure was developing commercial medical applications.

During the period from 1999 through 2001, the Company entered into transactions with Proteomics, Zhittya, Qure and Sribna, which are entities affiliated with the Company’s Chief Executive Officer pursuant to which they paid expenses on our behalf aggregating $187,600. That amount was repaid without interest. These entities are all currently inactive. Additionally, Qure owns 630,000 shares of our Common Stock as of March 31, 2006.

Administrative Support

For the years December 31, 2003, 2004 and 2005 and the period from March 11, 1998 (inception) to December 31, 2005 Phage provided Cardio with administrative support in Phage’s research facility and billed Cardio for Phage’s actual costs incurred plus Cardio’s pro-rata share (based on costs incurred for Cardio as compared to total Phage overhead costs) of Phage’s overhead costs. Payments to Phage for such support for the years ended December 31, 2003, 2004 and 2005 and the period from March 11, 1998 (inception) to December 31, 2005 were $64,954, $181,348, $263,922 and $1,015,458, respectively.

Joint Patent Ownership and License Agreement

Cardio has a Joint Patent Ownership and License Agreement with Phage. Under that agreement, Cardio and Phage, respectively, own an undivided one half interest in the U.S. and foreign patent rights necessary to develop and commercialize Cardio Vascu-Grow™; and Phage agrees to provide certain technical development services to Cardio and to manufacture Cardio Vascu-Grow™ for Cardio’s clinical trials at cost. Any product Phage manufactures for Cardio commercialization purposes is paid for on a percentage of sales basis as defined in the agreement. As a part of this agreement, Cardio is obligated, at its option, to either (i) pay to Phage ten percent of net sales for Cardio Vascu-Grow™ manufactured for Cardio by Phage or (ii) pay to Phage a six percent royalty based on Cardio’s net sales price of Cardio Vascu-Grow™ that Phage does not manufacture for Cardio. This agreement expires on the last to expire of the patent rights covered, including extensions.

Currently it is the Company’s intention to contract with Phage for manufacturing of Cardio Vascu-Grow™ for the ongoing FDA trials and for further commercial production. However, Cardio has the right to and may choose to use a third party for manufacturing. As of December 31, 2005, Cardio had cash and cash equivalents of $8,811,953 indicating that the Company has sufficient funds to be a viable entity on an ongoing basis should it choose to use a third party manufacturer.

Phage will manufacture the drug for Cardio in the United States clinical trials, and may manufacture it for subsequent commercial production. Phage has three drugs that have been approved by the FDA to be administered to humans in clinical trials indicating Phage is capable of manufacturing drug products to acceptable standards.

Furthermore, Cardio paid Phage for technical development services and for manufacture of Cardio Vascu-Grow™ for clinical trials, which Phage provided to Cardio at cost. For the years December 31, 2003, 2004, and 2005 and the period from March 11, 1998 (inception) to December 31, 2005 payments to Phage relating to such services were $113,245, $181,936, $578,052 and $1,563,005, respectively.

Guarantee of Phage Lease

On August 25, 2004, we guaranteed Phage’s obligations under a non-cancelable operating lease for laboratory and office space at University of California Irvine Research Center. The lease is for 11,091 rentable square feet for the period September 1, 2004 through August 31, 2006, and provides for a monthly rent of approximately $35,500 plus shared building operating expenses.

Distribution Agreement

Phage and we have entered into a distribution agreement with CPI to handle future distribution of Cardio Vascu-Grow™ and any other products licensed to CPI when available for commercial distribution. CPI’s territory is limited to areas other than the United States, Canada, Europe (as defined as the Ural Mountains west including Iceland, excluding Turkey and Cyprus), Japan and with respect to Cardio only, the Republic of Korea, China and Taiwan. Phage and Cardio each own approximately 43% of the CPI outstanding stock and the companies have the right to each appoint 45% of the CPI board. Cardio has made no payments to CPI and does not anticipate making any payments in the near future.

As of December 31, 2003, the Company’s 43% interest in Cardio Phage International (CPI), was being accounted for under the equity method. As of December 31, 2004 the Company’s statement of operations includes a loss of $15,000, which represents the Company’s equity in loss on its investment in CPI. The loss reduced the Company’s investment in CPI to zero and, as a consequence, the Company’s future financial results will not be negatively affected by CPI’s ongoing operations. The Company has no obligation to fund future operating losses nor has any guarantees on any of CPI’s obligations. There is no material difference between our carrying value for CPI and underlying equity in CPI’s net assets. There is no quoted market price for CPI’s net assets. There is no quoted market price for CPI’s shares.

Royalty Agreement

We have entered into an agreement with Dr. Stegmann, one of our directors and our Chief Clinical Officer, whereby we will pay Dr. Stegmann a royalty of one percent of our net revenue (as defined) from commercial sales of Cardio Vascu-Grow™ in exchange for rights granted to us to utilize the results of Dr. Stegmann’s German clinical trials. This agreement terminates on December 31, 2013. We have made no payments to Dr. Stegmann under this agreement.

Asia Distribution Agreement

On December 15, 2000, we entered into an agreement with Korea Biotechnology Development Co., Ltd. (“KBDC”) to commercialize our future products. We transferred to KBDC the rights to market our products for 99 years in all of Korea, China, and Taiwan. In exchange, KBDC arranged for the purchase of 8,750,000 of our shares of Common Stock for $3,602,000. KBDC agreed to fund all of the regulatory approval process in Korea for any of our products. In addition, KBDC agreed to pay a royalty of 10% of net revenues to us. The royalties will be paid for the life of the agreement. Daniel C. Montano, the Company’s chairman, owns 17% of KBDC and is a former member of the board of directors. KBDC invested $200,000 in each of Sribna, Proteonics and Zhittya and invested $60,000 in CPI.

Other Related Party Transactions

During the years ended December 31, 2003, 2004 and 2005 and the period from March 11, 1998 (inception) to December 31, 2005, Cardio paid Daniel C. Montano, Chairman of the Board, President and Chief Executive Officer, consulting fees in the amount of $0, $0, $0 and $200,000, respectively.

During the years ended December 31, 2003, 2004 and 2005 and the period from March 11, 1998 (inception) to December 31, 2005, Cardio paid Daniel C. Montano, Chairman of the Board, President and Chief Executive Officer, for employment services in the amount of $210,000, $286,154, $431,538 and $1,336,148 respectively.

During the years ended December 31, 2003, 2004 and 2005, and the period from March 11, 1998 (inception) to December 31, 2005, Cardio paid Vizier Management Company, Inc. controlled by Daniel C. Montano, Chairman of the Board, President and Chief Executive Officer, consulting fees in the amount of $0, $0, $0 and $116,000, respectively.

Cardio paid commissions to GHL Financial Services Ltd. (“GHL”), in which a director is a principal and owns 6.6% of the Company, for the overseas sale of the Company’s convertible notes payable and Preferred Stock. During the years ended December 31, 2003, 2004 and 2005 and the period from March 11, 1998 (inception) to December 31, 2005, Cardio paid GHL $1,067,000, $980,130, $15,500, and $2,185,255, respectively.

Cardio paid consulting fees to Dr. Thomas Stegmann M.D., the Company’s co-founder, to assist in the development process of its products. During the years ended December 31, 2003, 2004 and 2005 and the period from March 11, 1998 (inception) to December 31, 2005, Cardio paid Dr. Stegmann $60,000, $258,000, $587,300 and $989,300, respectively.

Cardio paid C.K. Capital International and C&K Capital Corporation, controlled by Alexander G. Montano, son of Dan C. Montano, for consulting services. During the years ended December 31, 2003, 2004 and 2005 and the period from March 11, 1998 (inception) to December 31, 2005. Consulting fees Cardio incurred were $0, $0, $20,000 and $545,240, respectively.

During the years ended December 31, 2003, 2004 and 2005 and the period from March 11, 1998 (inception) to December 31, 2005, Cardio paid Dr. Wolfgang Priemer, the Company’s co-founder, to assist in the development process of its products. Cardio paid Dr. Priemer $0, $25,000, $55,500 and $201,555, respectively.

Daniel C. Montano Guaranty

On March 20, 2006, Daniel C. Montano entered into a Guaranty Agreement whereby he guaranteed any and all obligations of the Company resulting from the sale on March 20, 2006 of $20,000,000 of senior secured notes and warrants. The guaranty remains in effect until the later of March 20, 2007 or the first date on which the Company receives revenue from sale of drugs approved by the FDA, provided that on such date the Company is not in default of any of its obligations. The guaranty terminates upon the payment in full of the notes or conversion of the notes into the Company’s common stock.

Phage Lease Guaranty

The Company entered into a Standard Lease Guaranty (the “Lease Guaranty”) dated March 15, 2006 of the Standard Industrial Net Lease dated March 15, 2006, entered into by Canta Rana Ranch, L.P., a California limited partnership and Phage, an affiliated private biotechnology company that manufactures recombinant protein drugs for the Company (the “Lease Agreement”). Pursuant to the Lease Guaranty, the Company guarantees full performance of all of Phage’s obligations under the Lease Agreement.

In exchange for the Company’s guarantee of the Lease Agreement, Phage entered into an Indemnity and Reimbursement Agreement dated as of March 15, 2006 (the “Indemnity and Reimbursement Agreement) and will pay the Company certain guarantee fees. If Phage defaults on payment of the Minimum Monthly Rent or the Additional Rent, which monthly payments aggregate approximately $20,000, the Company is obligated pursuant to the Lease Guaranty to pay to the lessor the rents in default. Phage has indemnified the Company for any amounts required to be paid by the Company pursuant to the Lease Guaranty in the Indemnity and Reimbursement Agreement dated as of March 15, 2006.

The lease guarantee is irrevocably released when Phage provides to Canta Rana Ranch, L.P. a bank statement showing $5,000,000 in cash in the bank.

THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee consists exclusively of three non-employee independent directors, as defined by NASDAQ Corporate Governance Rule 4200(15). The Committee reviews and determines the compensation program for the Chief Executive Officer (“CEO”) and other members of senior management, including the Named Executive Officers (NEO’s), hereafter set forth on the Summary Compensation Table/Tally Sheet for Named Executive Officers. The Committee also oversees the administration of employee benefits and the compensation of the members of the Board of Directors. The compensation determinations made by the Committee are subject to approval by the entire Board. Equity based compensation included in Long-Term Incentive Plans are subject to Shareholders approval. The Committee operates under a written Charter adopted by the Board of Directors. In 2005, the Committee met three times and, in addition, had two telephonic meetings.

Philosophy

The Committee’s philosophy is to attract and retain the “best of the best” clinical officers, scientific officers, and the most highly qualified executive officers in a manner that provides incentives to create stockholder value. This objective is accomplished by establishing compensation calculated to attract and retain the best talent available as we progress through our mission of achieving success at clinical trials for our drug candidates, obtaining FDA approval, and marketing of our products.

Determination of Compensation Levels

In determining actual compensation levels for the CEO and other executive officers, the Compensation Committee considers many factors including competitive market data, individual contributions that have brought the company to the current stage of development, and personal effort, performance, and dedication to accomplishing the company vision of successful treatment of cardiovascular and other diseases through angiogenesis. In addition, the Committee relied on market data provided by BioWorld® Executive Compensation Report 2006, which analyzed the compensation paid by 264 public biotechnology companies filed in 2004. The Committee prepared a Tally Sheet using it as a tool to analyze and compare executive compensation within the Company.

Tally Sheet and Determination of the Mix of Compensation Components

The Committee considers the full range of pay components, including, but not limited to, structure of programs, desired mix of cash and equity awards, goals for distribution of awards throughout the company, how executive pay relates to the pay of other employees, desirability of employment contracts, supplemental executive retirement plans (SERPS), deferred compensation arrangements, recent compensation history, and perks. The Company began trading on the OTC Bulletin Board on March 10, 2006 and is not expected to generate revenue until it obtains FDA approval of Cardio Vascu-Grow™, which can take several years. Therefore, the Committee believes that many of the provisions commonly found in employment agreements for executives employed by companies generating income would not be appropriate to include at the present time. However, as the Company matures and/or products are developed and marketed, the Committee’s goal is to achieve a balanced pay-for-performance executive compensation package. The Compensation Committee has reviewed all components of the CEO’s and NEOs’ compensation as set forth in the Summary Compensation Table/Tally sheet.

CARDIOVASCULAR BIOTHERAPEUTICS, INC. SUMMARY COMPENSATION TABLE/TALLY SHEET FOR NAMED EXECUTIVE OFFICERS

FY Ending December 31, 2005

EXECUTIVE	Daniel C. Montano	Dr. Thomas Stegmann	Michael A. Flaa	Dr. Jack Jacobs	Kenneth Thomas
TITLE	Chairman, CEO, & President	Chief Clinical Officer	CFO & Treasurer	Chief Scientific Officer	Vice President - Research & Development

Salary 2005	$435,000	$379,250(1)	$260,000	$207,787	$149,077 as an employee $37,893 as a consultant

Bonus	None	None	None	None	None
Equity and Long-Term Incentive Compensation (Vesting Provisions)	None	None	None	None	None
Accumulated realized and unrealized stock option and restricted stock gains (Vesting Provisions)	None	None

Options - fully vested - 50,000 shares at exercisable price of $10. Therefore, there is no unrealized gain. On the last trading day of 2005 CVBT closing price was $4.55, resulting in an accumulated unrealized gain of $272,500 on his warrant for 200,000 shares exercisable at $2.00.

None

Options granted - 100,000 shares exercisable at $10. Therefore, there is no unrealized gain. The Options granted is exercisable pro-rated monthly over a four-year period from hire date. Vesting accelerates upon occurrence of certain events.

Deferred Compensation	None	None	None	None	None
(SERP) Supplemental Executive Retirement Plan	None	None	None	None	None

EMPLOYMENT AGREEMENT
Employment Term	At will	At will	At will	At will	At will
Evergreen Renewal Provisions	None	None	None	None	None
Change in Control Provisions	None	None	None	None	None
Golden Parachute Payments	None	None	None	None	None
Gross-up Provisions	None	None	None	None	None
Termination Payment Scenarios	None	None	None	None	None
a) Voluntary Quit	None	None	None	None	None
b) A normal or early retirement	None	None	None	None	None
c) An involuntary termination	None	None	None	None	None
d) An involuntary termination for “cause”	None	None	None	None	None
e) An involuntary or “good reason” termination following a change in control	None	None	None	None	None

EXECUTIVE	Daniel C. Montano	Dr. Thomas Stegmann	Michael A. Flaa	Dr. Jack Jacobs	Kenneth Thomas

PERQUISITES
Health Insurance for Executive and Family Members	Yes - $550/mo	No	No	Yes - $550/mo	Yes - $550/mo
Automobile Allowance	No	No	No	Yes - $500/mo	No
Life Insurance Benefits	No	No	No	No	No
Personal Travel Benefit for Executive and Family Members	Yes, if gone over one week.	Yes, if gone over one week.	Yes, if gone over one week.	Yes, if gone over one week.	No
Company Corporate Aircraft Use	N/A	N/A	N/A	N/A	N/A
First/Business Class Air Travel Policy	Based on Situation	Based on Situation	Based on Situation	Based on Situation	Based on Situation
Tax & Estate Planning Benefits	No	Yes	No	No	No
Other (every type)	None	None	None	None	None

(1)	Does not include $256,000 of 2004 compensation accrued in 2004 and paid in 2005.

Deductibility of Compensation Under Internal Revenue Code Section 162 (m)

Section 162(m) of the Internal Revenue Code, adopted in 1993 imposes a $1 million cap, subject to certain exceptions, on the deductibility to a company of compensation paid to the named executive officers in such company’s proxy statement. The compensation paid this fiscal year subject to the Section 162(m) cap is not expected to exceed $1 million for any named executive officer. Therefore, the Committee believes that the Company will not be subject to any Section 162(m) limitations on the deductibility of compensation paid to the Company’s named executive officers for fiscal year 2006.

Compensation Comparison to Companies Reviewed in the 2006 BioWorld ® Executive Compensation Report

CEO Compensation. The average total CEO compensation in 2004, defined as base pay plus bonus, published in the Bioworld® Executive Compensation Report for 2006, was $596,000. The salary of our CEO, Mr. Montano, for the full 2005 calendar year would have been $480,000, however, he actually received $435,000, because payments did not begin until April 2005. The Committee did not award any additional equity based compensation or bonus to Mr. Montano in 2005.

Research and Development Executive Compensation. The average 2004 total compensation reported by 146 companies with titles suggesting responsibilities for research and development activities was $366,000. The salary reflected in the Summary Compensation/Tally Sheet Table when pro-rated for Dr. Stegmann, our chief clinical officer is $480,000 plus a one-time perquisite of $50,000 for tax planning consideration of Dr. Stegmann’s agreement to devote his full time to Cardio. However, Dr. Stegmann actually received $379,250 pursuant to his 2005 compensation plan because payments did not begin until April 2005. Dr. Jacobs, our chief scientific officer, received a FY 2005 compensation of $207,787. Kenneth Thomas’, our Vice President-Research and Development compensation for fiscal year 2005 was $204,000. However, Kenneth Thomas actually received $149,077 for 2005, since he started his employment with Cardio in April 2005. Mr. Thomas was a consultant for Cardio from January 2004 until March 2005. He was paid compensation as a consultant in FY 2004 and FY 2005 in the amounts of $14,588 and $37,893, respectively. In addition, Kenneth Thomas received options, as set forth in the Summary Compensation/Tally Sheet Table, reflecting his superior performance for hard work in the field of biologics instrumental in the development of Cardio Vascu-Grow™. The cash compensation for both executives are considered to be well within acceptable standards of pay compared to executives of other public companies with comparable titles.

CFO Compensation. The average total CFO compensation in 2004 for 264 biotech companies surveyed was $311,000. Mr. Flaa’s salary pro-rated for FY2005 was $260,000. In addition, he received options, as reflected in the Summary Compensation/Tally Sheet Table, for his excellent work in guiding the Company through the process of becoming a public company. His average total compensation is within acceptable standards when compared with other executives engaged in duties of the CFO and Treasurer of public companies in the industry. The compensation committee is reviewing Mr. Flaa’s compensation package against that of other CFO’s in the industry.

The Committee believes that the Company’s internal pay equity (the relative difference between the CEO’s compensation and the compensation of the company’s other executives) is consistent with the differences found in the biotechnology industry as disclosed in the BioWorld® Executive Compensation Report 2006.

The Compensation Committee, after discussion with management, concludes that although the CEO and each of the NEO’s have other business interests outside the Company, either with related companies or personal investments, that each devotes such time, attention, skill and effort as is necessary to the faithful performance and discharge of his duties as required by his position as an executive of CardioVascular BioTherapeutics, Inc.

Continuing Education Philosophy of Compensation Committee

Committee members are encouraged to avail themselves of the wealth of information regarding compensation issues provided by various organizations and made available to directors of public companies. The Committee Chair is a member of the National Association of Corporate Directors and attended the 2004 Executive Compensation Conference, co-sponsored by the NASPP, The Corporate Counsel, and the Corporate Executive, in San Francisco and attended the 2005 2nd Annual Conference via the internet. The Committee has been briefed on the SEC disclosure proposals for executive compensation and will continue to review sections of the SEC, NASDAQ, Sarbanes/Oxley rules, and ISS updates devoted to compensation matters, at each committee meeting of its members as part of its ongoing plan for director education. In addition, the Committee has a compensation consultant available for review of compensation issues as deemed necessary.

Conclusion

The Committee determined after due deliberation that the Company’s executive compensation in the aggregate is reasonable and not excessive.

Respectfully submitted,

Gary B. Abromovitz, Chair

Thomas L. Ingram

Robert Levin

AUDIT COMMITTEE REPORT YEAR ENDED DECEMBER 31, 2005

The Audit Committee of our Board of Directors serves as the representative of our Board of Directors for the general oversight of our financial accounting and reporting process, systems of internal control, audit process and the process for monitoring compliance with laws and regulations and our Code of Business Conduct and Ethics. Our management has primary responsibility for preparing our financial statements and our financial reporting process. Our independent accountants, Singer Lewak Greenbaum & Goldstein LLP, are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

Audit Committee Report of CardioVascular BioTherapeutics, Inc. (CVBT)

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that CVBT specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Composition. The Audit Committee of the Board is composed of the three directors named below. Each member of the Audit Committee meets the independence and financial experience requirements under both SEC and Nasdaq rules. In addition, the Board has determined that Gary B. Abromovitz is an “audit committee financial expert” as defined by SEC rules.

Philosophy. The Audit Committee’s goal is to add value to the Board and the Company by ensuring strong financial reporting and controls as well as proper identification and management of risk.

Responsibilities. The Audit Committee operates under a written charter that has been adopted by the Board. The charter is reviewed annually for changes, or more often, if necessary. The Company has provided appropriate funding to enable the Audit Committee to fulfill its responsibilities and to have the authority to engage independent counsel as it sees fit. The Audit Committee is responsible for general oversight of CVBT’s internal and external auditing, accounting and financial reporting processes, systems of internal controls, and tax, legal, regulatory compliance, and pre-approves all external audit, internal audit and non-audit services. The Company has adopted a code of ethics for Senior Financial Officers and the Chief Executive Officer in accordance with Section 406 of the Sarbanes-Oxley Act, as implemented by SEC rules. It has also implemented a process for handling anonymous concerns and complaints from employees regarding questionable accounting or auditing matters and has engaged an internal auditor reporting directly to the Committee. The Audit Committee convenes regular meetings of independent directors in executive session. CVBT’s management is responsible for: (a) maintaining CVBT’s books of account and preparing periodic financial statements based thereon; and (b) maintaining the systems of internal controls. The independent registered public accounting firm is responsible for auditing CVBT’s annual financial statements.

Review with Management and Independent Registered Public Accounting Firm. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, together and separately, CVBT’s audited financial statements contained in its Annual Report on Form 10-K for the 2005 fiscal year.

2.	The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

3.	The Audit Committee has received from the independent registered public accounting firm, Singer Lewak Greenbaum & Goldstein LLP, the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with Singer Lewak Greenbaum & Goldstein LLP the independence of the registered public accounting firm.

4.	The Audit Committee has considered whether the provision of services covered by fees paid to Singer Lewak Greenbaum & Goldstein LLP is compatible with maintaining the independence of Singer Lewak Greenbaum & Goldstein LLP.

Based on the review and discussions referred to in paragraphs 1-4 above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in CVBT’s Annual Report on Form 10-K for fiscal 2005, for filing with the SEC.

The Audit Committee has appointed Singer Lewak as CVBT’s independent registered public accounting firm for fiscal 2006 and recommends to stockholders that they ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as CVBT’s independent registered public accounting firm for fiscal 2006.

This report is submitted by the Audit Committee.

Gary B. Abromovitz (Chair)

Thomas L. Ingram

Robert Levin

AUDIT AND RELATED FEES

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by Singer Lewak Greenbaum & Goldstein LLP for the audit of our financial statements for the years ended December 31, 2005 and 2004, and fees for other services rendered by such firm during those periods.

	2005	2004
Audit Fees(1)	$171,334	$66,665
Audit-Related Fees(2)	$7,100	$97,945
Tax Fees(3)	$7,312	$2,000
All Other Fees(4)	$—	$1,120

TOTAL	$185,746	$167,730

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and audit services provided in connection with other statutory or regulatory filings. In future years, it will include fees for services involved in the review of our quarterly financial statements. Audit fees for 2004 include fees for fiscal years 2002 and 2003.
(2)	Audit-related fees consist of services related to SEC filings.
(3)	Tax fees consist of fees for professional services rendered for assistance with federal, state, local and international tax compliance and planning.
(4)	All other fees consist of miscellaneous offices expenses, for example, copying and postage.

All of the foregoing fees, which were incurred after February 11, 2005 were approved or ratified by our Audit Committee.

EUROPEAN COMPLIANCE COMMITTEE REPORT

The Company established a European Compliance Committee “ECC”, to monitor managements’ activities in Europe as it pursues business opportunities in conjunction with its future activities. The Company is pursuing arrangements with a partner to begin proof of concept trials in Russia, and has the distribution rights for the Company’s products from the Ural Mountains west including Iceland, excluding Turkey and Cyprus. As the Company proceeds with its European business plan management will encounter various legal, regulatory and tax structures that may vary from country to country and will necessitate the hiring of persons qualified to navigate through the channels of government regulatory compliance requirements. The chair of the committee has monitored business and regulatory news relevant to the Company and reported his findings to the Board at the quarterly Board Meetings.

Respectfully submitted,

Wolfgang Priemer Ph.D., Chair

Gary B. Abromovitz

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Las Vegas, Nevada

April 19, 2006

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC’s Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, such as the Company, who file electronically with the SEC. The address of that site is

http://www.sec.gov.

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. This document incorporates by reference the Annual Report on Form 10-K for fiscal year ended December 31, 2005 filed with the SEC and mailed in conjunction with this Proxy Statement. This document contains important information about the Company and its finances.

You can obtain any documents incorporated by reference in this Proxy Statement from the Company, or from the SEC through the SEC’s web site at the address described above. Documents incorporated by reference are available from the Company without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this Proxy Statement. Requests should be sent to the Secretary, CardioVascular BioTherapeutics, Inc., 1635 Village Center Circle, Suite 250, Las Vegas, Nevada 89134.

In the coming months, we expect that our SEC filings and our corporate governance charters will be available on our website (www.cvbt.com). In the meantime, copies of any of such documents may be obtained without charge by writing to the Secretary at the address specified above.

You are encouraged to contact our Transfer Agent directly for the shareholder services itemized below: Change in Certificate Registration; Change of Mailing Address; Lost or Stolen Certificates; Consolidation of Multiple Accounts; or Elimination of Duplicate Report Mailings. Our Transfer Agent may be contacted at:

American Stock Transfer and Trust Company

59 Maiden Lane

Plaza Level

New York, New York 10038

800-937-5449

Our Common Stock is traded in the Over-the-Counter Bulletin Board under the symbol: CVBT.OB.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED APRIL 19, 2006. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO THE COMPANY STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

[PROXY CARD]

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Daniel C. Montano, Chief Executive Officer, and Mickael A. Flaa, Chief Financial Officer, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of CardioVascular BioTherapeutics, Inc. to be held on May 22, 2006 at 9:00 a.m., Pacific Time, at Red Rock Casino & Hotel, 11011 West Charleston Blvd., Las Vegas, Nevada 89135, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE PROPOSALS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[BACK OF PROXY]

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	ELECTION OF DIRECTORS:

Nominees:	Daniel C. Montano, John W. Jacobs, Mickael A. Flaa, Thomas Stegmann, Wolfgang Priemer, Alexander G. Montano, Thomas L. Ingram, Robert Levin, Gary B. Abromovitz, Joong Ki Baik, Grant Gordon

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR
☐	☐ ALL NOMINEES
☐

		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 AND 2.

Signature of Stockholder:	Date:
Signature of Stockholder:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signor is a corporate, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.